                                                                      EXHIBIT 20

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
      Distribution Date of November 27, 2000 for the Collection Period of
                   October 1, 2000 through October 31, 2000

POOL DATA - ORIGINAL DEAL PARAMETERS
  Aggregate Net Investment Value (ANIV)                                                                  749,988,732.51
  Discounted Principal Balance                                                                           749,988,732.51
  Servicer Advance                                                                                         1,324,812.20
  Servicer Payahead                                                                                        1,260,008.73
  Number of Contracts                                                                                            34,185
  Weighted Average Lease Rate                                                                                     6.81%
  Weighted Average Remaining Term                                                                                  33.8
  Servicing Fee Percentage                                                                                        1.00%

POOL DATA - CURRENT MONTH
  Aggregate Net Investment Value                                                                         581,670,860.40
  Discounted Principal Balance                                                                           580,510,805.72
  Servicer Advances                                                                                        2,103,172.57
  Servicer Pay Ahead Balance                                                                               2,289,326.88
  Maturity Advances Outstanding                                                                                       -
  Number of Current Contracts                                                                                    33,127
  Weighted Average Lease Rate                                                                                     6.78%
  Weighted Average Remaining Term                                                                                  10.6

-------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                                  28,124,577.47
  Specified Reserve Fund Percentage                                                                               9.44%
  Specified Reserve Fund Amount                                                                           70,761,436.91

                                                            CLASS A              CLASS B                      TOTAL
                                                             AMOUNT               AMOUNT                      AMOUNT
                                                             ------               ------                      ------
  Beginning Balance                                      69,665,686.91          1,095,750.00              70,761,436.91
  Withdrawal Amount                                                  -                     -                          -
  Cash Capital Contribution
  Transferor Excess                                         392,812.85                                       392,812.85
                                                       ------------------------------------------------------------------
  Reserve Fund Balance Prior to Release                  70,058,499.76          1,095,750.00              71,154,249.76
  Specified Reserve Fund Balance                         69,665,686.91          1,095,750.00              70,761,436.91
                                                       ------------------------------------------------------------------
  Release to Transferor                                     392,812.85                     -                 392,812.85
  Ending Reserve Fund Balance                            69,665,686.91          1,095,750.00              70,761,436.91
  Prior Cumulative Withdrawal Amount                                 -                     -                          -
  Cumulative Withdrawal Amount                                       -                     -                          -
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                   VEHICLES
  Liquidated Contracts                                                             79
  Discounted Principal Balance                                                                             1,374,214.78
  Net Liquidation Proceeds                                                                                (1,178,232.88)
  Recoveries - Previously Liquidated Contracts                                                               (44,919.57)
                                                                                                        ----------------
  Aggregate Credit Losses for the Collection Period                                                          151,062.33
                                                                                                        ================
  Cumulative Credit Losses for all Periods                                                                 4,974,610.46
                                                                                                        ================
  Repossessed in Current Period                                                    57

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                Annualized Average
FOR EACH COLLECTION PERIOD:                                                                              Charge-Off Rate
  Second Preceding Collection Period                                                                              0.27%
  First Preceding Collection Period                                                                               0.59%
  Current Collection Period                                                                                       0.31%
-------------------------------------------------------------------------------------------------------------------------
CONDITION (i)i (CHARGE-OFF RATE)
  Three Month Average                                                                                             0.39%
  Charge-off Rate Indicator ( > 1.25%)                                                                CONDITION NOT MET
-------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                            PERCENT         ACCOUNTS        PERCENT         ANIV
                                                            -------         --------        -------         ----
DELINQUENT CONTRACTS:
  31-60 Days Delinquent                                        1.76%           582           1.64%       9,524,102.27
  61-90 Days Delinquent                                        0.17%            57           0.17%         997,010.77
  Over 90 Days Delinquent                                      0.04%            13           0.04%         205,966.83
                                                                            -------                     --------------
  Total Delinquencies                                                          652                      10,727,079.87
                                                                            =======                     ===============

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR
MORE TO THE OUTSTANDING NUMBER OF RECEIVABLES AS OF
EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                            0.23%
  First Preceding Collection Period                                                                             0.20%
  Current Collection Period                                                                                     0.21%

-----------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                           0.21%
  Delinquency Percentage Indicator ( > 1.25%)                                                       CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        VEHICLES
                                                                                        ---------
RESIDUAL VALUE (GAIN) LOSS:
  Matured Lease Vehicle Inventory Sold                                                      174              3,042,961.16
  Net Liquidation Proceeds                                                                  ---             (2,663,977.50)
                                                                                                            -------------
  Net Residual Value (Gain) Loss                                                                               378,983.66
                                                                                                            =============
  Cumulative Residual Value (Gain) Loss all periods                                                          1,649,826.92
                                                                                                            =============

                                                                                              AVERAGE           AVERAGE
                                                        NUMBER     SCHEDULED     SALE     NET LIQUIDATION       RESIDUAL
MATURED VEHICLES SOLD FOR                                SOLD     MATURITIES     RATIO       PROCEEDS            VALUE
EACH COLLECTION PERIOD:                                 ------    ----------    -------   ---------------     ------------

  Second Preceding Collection Period                      93          847        10.98%       14,757.03         16,133.42
  First Preceding Collection Period                      332          465        71.40%       15,137.33         17,262.67
  Current Collection Period                              174            5       100.00%       15,310.22         17,559.79
  Three Month Average                                                                         15,128.51         17,173.65
                                                                                                            -------------
    Ratio of Three Month Average Net Liquidation
     Proceeds to Average Residual Value                                                                            88.09%
                                                                                                            -------------
--------------------------------------------------------------------------------------------------------------------------------

                                                                                   CURRENT PERIOD
                                                                                    AMOUNT/RATIO               TEST MET?
                                                                                   --------------            ---------
CONDITION (iii) (RESIDUAL VALUE TEST)
   a) Number of Vehicles Sold > 25% of Scheduled Maturities                             100.00%                  YES

   b) Number of Scheduled Maturities > 500                                                    5                   NO

   c) 3 Month Average Matured Leased Vehicle Proceeds                                    88.09%                   NO
      less than 75% of Avg. Residual Values

   Residual Value Indicator (condition met if tests a, b and c = YES)                                       CONDITION NOT MET
--------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
      Distribution Date of November 27, 2000 for the Collection Period of
                   October 1, 2000 through October 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         CERTIFICATE BALANCE          CLASS A1         CLASS A2
                                                                         -------------------          --------         --------
                                                             TOTAL       PERCENT     BALANCE          BALANCE          BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                98.00%
  Interest Collections                                    4,306,810.25
  Net Investment Income                                     675,856.50
  Non-recoverable Advances                                  (74,013.69)
                                                        ---------------
  Available Interest                                      4,908,653.06               4,815,255.14      1,238,208.46    2,781,055.52
  Class A1, A2, A3 Notional Interest Accrual Amount      (3,075,508.25)             (3,075,508.25)      (829,237.50)  (1,914,848.75)
  Unreimbursed A1, A2, A3 Interest Shortfall                         -                          -                 -               -
  Interest Accrual for Adjusted Class B Certificate Bal.   (282,419.42)               (282,419.42)
  Class B Interest Carryover Shortfall                               -                          -
  Servicer's Fee                                           (497,985.64)               (486,997.44)
  Capped Expenses                                           (20,395.10)                (19,945.08)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                 -                          -
  Uncapped Expenses                                                  -                          -
                                                        ---------------          ----------------
  Total Unallocated Interest                              1,032,344.65                 950,384.95
  Excess Interest to Transferor                                      -                (950,384.95)
                                                        ---------------          ----------------
       Net Interest Collections Available                 1,032,344.65                          -
                                                        ---------------
  LOSSES ALLOCABLE TO INVESTOR CERTIFICATES:               (518,350.37)
  ACCELERATED PRINCIPAL DISTRIBUTION:                      (121,181.43)
  DEPOSIT TO RESERVE FUND:                                  392,812.85
  WITHDRAWAL FROM RESERVE FUND:                                      -
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                        -
  NET WITHDRAWAL FROM THE RESERVE FUND:                              -

PRINCIPAL:
  Current Loss Amount                                      (530,045.99)               (518,350.37)      (518,350.37)              -
  Loss Reimbursement from Transferor                        518,350.37                 518,350.37        518,350.37               -
  Loss Reimbursement from Reserve Fund                               -                          -                 -               -
                                                        ---------------          ----------------    --------------   -------------
       Total                                                (11,695.62)                         -                 -               -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                        ---------------
  Ending Balance                                                     -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                        ---------------
  Ending Balance                                                     -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                        ---------------
  Ending Balance                                                     -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                  -
  Current increase (decrease)                                        -
                                                        ---------------
  Ending Balance                                                     -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                             306,098.97                          -                 -               -
  Allocations - Current Period                           15,594,109.28              15,594,109.28     15,594,109.28               -
  Allocations - Accelerated Principal Distribution          121,181.43                 121,181.43        121,181.43               -
  Allocations - Not Disbursed Beginning of Period       150,603,077.59             150,603,077.59    150,603,077.59               -
  Allocations - Not Disbursed End of Period             166,318,368.30             166,318,368.30    166,318,368.30               -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                             392,812.85                          -                 -               -
  Allocations - Current Period                            3,357,927.67               3,357,927.67        829,237.50    1,914,848.75
  Allocations - Not Disbursed Beginning of Period         3,357,927.67               3,357,927.67        829,237.50    1,914,848.75
  Allocations - Not Disbursed End of Period               6,715,855.34               6,715,855.34      1,658,475.00    3,829,697.50
DUE TO TRUST - CURRENT PERIOD:                                                                 -
  Total Deposit to/ (Withdrawal from) Reserve Fund                   -
  Due To Trust                                           19,096,273.70              18,397,361.88     16,370,736.54    1,524,507.14
                                                        ---------------          ----------------    --------------   -------------
     Total Due To Trust                                  19,096,273.70              18,397,361.88     16,370,736.54    1,524,507.14
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS A3           CLASS B                 TRANSFEROR INTEREST
                                                             --------          --------             ----------------------------
                                                              BALANCE           BALANCE            INTEREST            PRINCIPAL
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                              2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                          476,939.56        319,051.60         93,397.92
  Class A1, A2, A3 Notional Interest Accrual Amount          (331,422.00)
  Unreimbursed A1, A2, A3 Interest Shortfall                           -
  Interest Accrual for Adjusted Class B Certificate Bal.                       (282,419.42)
  Class B Interest Carryover Shortfall                                                   -
  Servicer's Fee                                                                                  (10,988.20)
  Capped Expenses                                                                                    (450.02)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                     -
  Uncapped Expenses                                                                                        -
                                                                                                ------------
  Total Unallocated Interest                                                                       81,959.70
  Excess Interest to Transferor                                                                   950,384.95
                                                                                               -------------
       Net Interest Collections Available                                                       1,032,344.65
  LOSSES ALLOCABLE TO INVESTOR CERTIFICATES:                                                     (518,350.37)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                            (121,181.43)
                                                                                              --------------
  DEPOSIT TO RESERVE FUND:                                                                        392,812.85
                                                                                              --------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                  -                 -                             (11,695.62)
  Loss Reimbursement from Transferor                                   -                 -       (518,350.37)
  Loss Reimbursement from Reserve Fund                                 -                 -
                                                             -----------       -----------                            -----------
       Total                                                           -                 -                             (11,695.62)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        -                 -                             306,098.97
  Allocations - Current Period                                         -                 -
  Allocations - Accelerated Principal Distribution                     -                 -
  Allocations - Not Disbursed Beginning of Period                      -                 -
  Allocations - Not Disbursed End of Period                            -                 -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        -                 -        392,812.85
  Allocations - Current Period                                331,422.00        282,419.42
  Allocations - Not Disbursed Beginning of Period             331,422.00        282,419.42
  Allocations - Not Disbursed End of Period                   662,844.00        564,838.84
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/(Withdrawal from) Reserve Fund
  Due To Trust                                                264,480.02        237,638.18        392,812.85           306,098.97
                                                             -----------       -----------        ----------           ----------
     Total Due To Trust                                       264,480.02        237,638.18        392,812.85           306,098.97
                                                             -----------       -----------        ----------           ----------
-----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
            Servicer's Certificate - Toyota Auto Lease Trust 1998-C
      Distribution Date of November 27, 2000 for the Collection Period of
                   October 1, 2000 through October 31, 2000

---------------------------------------------------------------------------------------------------------------------------------
                                                      CERTIFICATE BALANCE           CLASS A1                    CLASS A2
                                                     ---------------------          --------                    --------
                                         TOTAL       PERCENT      BALANCE     PERCENT       BALANCE      PERCENT         BALANCE
---------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment
   Value (ANIV)                    749,988,732.51
  Discounted Principal Balance     749,988,732.51
  Initial Notional/Certificate
   Balance                                      -   100.00%   735,000,000.00   25.71%   189,000,000.00   57.76% 424,500,000.00
  Percent of ANIV                                                     98.00%                    25.20%                  56.60%
  Certificate Factor                                               1.0000000                 1.0000000               1.0000000
  Notional/Certificate Rate                                                                    5.2650%                 5.4130%
  Target Maturity Date                                                                  December 25, 2000        December 25, 2001
  Servicer Advance                   1,324,812.20
  Servicer Payahead                  1,260,008.73
  Number of Contracts                      34,185
  Weighted Average Lease Rate               6.81%
  Weighted Average Remaining Term            33.8
  Servicing Fee Percentage                  1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value   597,582,764.27
  Maturity Advances Outstanding                 -
  ANIV Net of Maturity Advance **  597,582,764.27
  Discounted Principal Balance     593,687,397.09
  Notional/Certificate Balance                                735,000,000.00            189,000,000.00          424,500,000.00
  Adjusted Notional/Certificate
   Balance                                                    584,396,922.41             38,396,922.41          424,500,000.00
  Percent of ANIV                                                     97.79%                     6.43%                  71.04%
  Certificate Factor                                               1.0000000                 1.0000000               1.0000000
  Servicer Advances                  2,330,415.35
  Servicer Pay Ahead Balance         2,062,668.41
  Number of Current Contracts              33,633
  Weighted Average Lease Rate               6.78%
  Weighted Average Remaining Term            11.6

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value   581,670,860.40
  Maturity Advances Outstanding                 -
  ANIV Net of Maturity Advance **  581,670,860.40
  Discounted Principal Balance     580,510,805.72
  Notional/Certificate Balance                                735,000,000.00            189,000,000.00          424,500,000.00
  Adjusted Notional/Certificate
   Balance                                                    568,681,631.70             22,681,631.70          424,500,000.00
  Percent of ANIV                                                     97.77%                     3.90%                  72.98%
  Certificate Factor                                               1.0000000                 1.0000000               1.0000000
  Servicer Advances                  2,103,172.57
  Servicer Pay Ahead Balance         2,289,326.88
  Number of Current Contracts              33,127
  Weighted Average Lease Rate               6.78%
  Weighted Average Remaining Term            10.6
  Prior Certificate Interest
   Payment Date                      September 25, 2000
  Next Certificate Interest
   Payment Date                      December 26, 2000
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                CLASS A3                        CLASS B                    TRANSFEROR INTEREST
                                                --------                        -------                    -------------------
                                           PERCENT      BALANCE            PERCENT      BALANCE                  BALANCE
------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment
   Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate
   Balance                                  9.90%          72,800,000.00    6.63%     48,700,000.00          14,988,732.51
  Percent of ANIV                                                  9.71%                      6.49%                  2.00%
  Certificate Factor                                           1.0000000                  1.0000000
  Notional/Certificate Rate                                      5.4630%                    6.9590%
  Target Maturity Date                                    March 25, 2002              December 25, 2003
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Maturity Advances Outstanding
  ANIV Net of Maturity Advance **
  Discounted Principal Balance
  Notional/Certificate Balance                             72,800,000.00              48,700,000.00          13,185,841.86
  Adjusted Notional/Certificate
   Balance                                                 72,800,000.00              48,700,000.00          13,185,841.86
  Percent of ANIV                                                 12.18%                      8.15%                  2.21%
  Certificate Factor                                           1.0000000                  1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Maturity Advances Outstanding
  ANIV Net of Maturity Advance **
  Discounted Principal Balance
  Notional/Certificate Balance                             72,800,000.00              48,700,000.00          12,989,228.70
  Adjusted Notional/Certificate
   Balance                                                 72,800,000.00              48,700,000.00          12,989,228.70
  Percent of ANIV                                                 12.52%                      8.37%                  2.23%
  Certificate Factor                                           1.0000000                  1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest
   Payment Date
  Next Certificate Interest
   Payment Date
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                               VEHICLES
                                                               --------
CURRENT MONTH COLLECTION ACTIVITY
  Principal Collections                                                             6,973,574.27
  Prepayments in Full                                                250            4,448,029.83
                                                                     ---
  Reallocation Payment                                                3                73,123.83

  Interest Collections                                                              4,306,810.25
  Net Liquidation Proceeds and Recoveries                                           1,223,152.45
  Net Liquidation Proceeds - Vehicle Sales                                          2,663,977.50
  Non-Recoverable Advances                                                            (74,013.69)
                                                                                  ---------------
  Total Available                                                                  19,614,654.44
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                                    AMOUNT                           ANNUAL AMOUNT
                                                                 -----------                       -----------------
CAPPED AND UNCAPPED EXPENSES:
  Total Capped Expenses Paid                                       20,395.10                            203,951.00
  Total Uncapped Expenses Paid                                             -                                     -
  Capped and Uncapped Expenses Due                                         -                                     -
SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward                                    -
  Servicer's Fee Due Current Period                               497,985.64
  Servicer's Fee Paid                                             497,985.64
  Servicer's Fee Balance Due                                               -
SUPPLEMENTAL SERVICER'S FEES                                       65,878.27
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                                                  VEHICLES                                  AMOUNT
                                                                  --------                                  ------
REVOLVING PERIOD:
  Beginning Unreinvested Principal Collections                                                                   -
  Principal Collections & Liquidated Contracts                                                                   -
  Allocation to Subsequent Contracts                                 0                                           -
                                                                     -                                    --------
  Ending Unreinvested Principal Collections                                                                      -
--------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
      Distribution Date of November 27, 2000 for the Collection Period of
                       October 1 through October 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS A1        CLASS A2       CLASS A3         CLASS B    TOTAL CLASS
                                                          --------        --------       --------         -------    -----------
                                                           BALANCE         BALANCE        BALANCE         BALANCE       BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE
Three Month LIBOR +                                         0.23%           0.27%          0.32%           2.00%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                             189,000,000.00  424,500,000.00 72,800,000.00  48,700,000.00   735,000,000.00


INTEREST PAYMENTS
Class Interest Rate for Current Interest Period
Interest Calculation for Current Interest Period
At Certificate Payment Date:
   Paid to Swap Counterparty                        -
   Due to Swap Counterparty                         -
   Proration %                                  0.00%
   Interest Due to Investors
   Interest Payment to Investors

Net Settlement due to / (receive by) Swap Counterparty

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND INTEREST)

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                             -               -             -              -                -
Swap Interest Shortfall Inc/(Dec) This Period                       -               -             -              -                -
Swap Swap Interest Shortfall Carryover                              -               -             -              -                -

INTEREST RESET
Interest Rate                                                6.89000%        6.93000%       6.98000%      8.66000%
Number of Days                                                  92             92             92            92
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE         3,327,870.00    7,517,895.00   1,298,590.22  1,077,785.11    13,222,140.33
-----------------------------------------------------------------------------------------------------------------------------------



              I hereby certify to the best of my knowledge that the servicing report provided is true and correct.


                        /s/ ROBERT WOODIE
              ----------------------------------------
              Robert Woodie, National Treasury Manager